Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
The outstanding common shares were 8,410,601 as of November 4, 2013 after having issued 177,276 shares as a result of warrant exercises through November 4, 2013.
On October 18, 2013 Kingsway notified the Company that it has sold 529,608 of its restricted shares bringing its restricted share count to 732,863 or 8.7% of the outstanding common shares as of November 4, 2013.

SUBSEQUENT EVENTS
Acquisition of Gateway Insurance Company

On January 2, 2013 we acquired Camelot Services, Inc., or Camelot Services, a privately owned insurance holding company, and its sole subsidiary, Gateway Insurance Company, or Gateway, from Hendricks Holding Company, Inc., or Hendricks, an unaffiliated third party. Gateway provides specialized commercial insurance products, including commercial automobile insurance to niche markets such as taxi, black car and sedan service owners and operators.

Refer to Note 3 for a complete description of the acquisition of Camelot Services.

Reverse Stock Split/Change in Capital Structure

On December 7, 2012, a shareholder meeting was held where a one-for-three reverse stock split was unanimously approved. When the reverse stock split took effect on January 29, 2013, it decreased the authorized and outstanding ordinary shares and restricted voting shares at a ratio of one-for-three. The primary objective of the reverse stock split was to increase the per share price of Atlas' ordinary shares to meet certain listing requirements of the NASDAQ Capital Market. Unless otherwise noted, all historical share and per share values in these financial statements reflect the one-for-three reverse stock split.

Stock Option Grant

On January 11, 2013, Atlas granted options to purchase 91,667 ordinary shares under the Company’s stock option plan, all of which were granted to the Company’s officers. The granted options have an exercise price of C$6.45 and vest equally on the first, second and third anniversary of the grant date. The options expire on January 11, 2023.

Initial Public Offering in the United States

On February 11, 2013, an aggregate of 4,125,000 Atlas ordinary shares were offered in Atlas' initial public offering in the United States. 1,500,000 ordinary shares were offered by Atlas and 2,625,000 ordinary shares were sold by KAI at a price of $5.85 per share, less underwriting discounts and expenses. Atlas also granted the underwriters an option to purchase up to an aggregate of 618,750 additional shares at the public offering price of $5.85 per share to cover over-allotments, if any. On March 11, 2013, the underwriters exercised this option and purchased an additional 451,500 shares. After underwriting and other expenses, Atlas realized combined proceeds of $10.3 million.

The principal purposes of the initial offering in the United States are to create a public market for Atlas' ordinary shares and thereby enable future access to the public equity markets by Atlas and its shareholders, and to obtain additional capital. The intended usage of the net proceeds from the offering are for working capital, to acquire complementary businesses or other assets, to repurchase preferred shares, which accrue dividends on a cumulative basis at a rate of $0.045 per share per year (4.5%), or for other general corporate purposes; however there are no specific planned uses of the net proceeds.